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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                             --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 1999

                       FRIEDE GOLDMAN INTERNATIONAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         MISSISSIPPI                         0-22595                       72-1362492
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


                      525 EAST CAPITOL STREET, 7TH FLOOR
                          JACKSON, MISSISSIPPI 39201
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                (601) 352-1107
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

     On June 1, 1999, Friede Goldman International Inc. (the "Company")(NYSE:
FGI) issued a press release (the "Press Release") announcing, among other things, that the Company would incur a charge to earnings in the quarter ended September 30, 1999 related to a contract dispute with Ocean Rig ASA and that, as a result, the Company would incur a loss for the quarter of approximately $0.36 per share. For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (C)     EXHIBITS

     Exhibit 99.1      --Press Release issued by Friede Goldman International
                         Inc. on October 25, 1999

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FRIEDE GOLDMAN INTERNATIONAL INC.


Date: October 26, 1999

                              By:   /s/ James A. Lowe, III
                                    ----------------------
                                    James A. Lowe, III
                                    General Counsel
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                                 EXHIBIT INDEX

Exhibit No.                                                             Page No.
-----------                                                             --------
Exhibit 99.1 -- Press Release issued by Friede Goldman International
                Inc. on October 25, 1999.